UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2016

CVD EQUIPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation or Organization)

1-16525 11-2621692
(Commission File Number) (IRS Employer Identification No.)

355 South Technology Dr. Central Islip, New York 11722
(Address of Principal Executive Offices, Including Zip Code)

(631) 981-7081
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 9, 2016, the following proposals were submitted to the shareholders of the Company at its Annual Meeting: (i) the election of five (5) directors to the Board of Directors of the Company to serve until the 2017 Annual Meeting of Shareholders; (ii) an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 20,000,000 shares; (iii) the ratification of MSPC, Certified Public Accountants and Advisors, P.C. as the Company’s independent registered public accounting firm for the years ending December 31, 2016 and December 31, 2017; (iv) the approval of the 2016 CVD Equipment Corporation Share Incentive Plan; (v) the approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers; and (vi) the approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation.

The following are the final vote results for each proposal.

(i)           The Company’s shareholders elected each of the following five (5) directors to serve on Company’s Board of  Directors until their successors are duly elected and qualified by the following vote:

Election of Directors	Votes For	Votes Against
Leonard A. Rosenbaum	2,253,616	21,575
Martin J. Teitelbaum	2,185,574	89,617
Conrad J. Gunther	2,056,417	218,774
Lawrence J. Waldman	2,254,616	20,575
Raymond A. Nielsen	2,254,616	20,575

(ii)           The Company’s shareholders approved an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock to 20,000,000 shares by the following vote:

Votes For	Votes Against	Votes Abstained
4,181,003	894,510	65,888

The Certificate of Amendment to the Certificate of Incorporation is filed with this report as Exhibit 3.1 and incorporated by reference.

(iii)           The Company’s shareholders ratified the appointment of MSPC, Certified Public Accountants and Advisors, P.C. as the Company’s independent registered public accounting firm for the years ending December 31, 2016 and December 31, 2017 by the following vote:

Votes For	Votes Against	Votes Abstained
5,102,575	30,331	8,495

(iv)           The Company’s shareholders approved the 2016 CVD Equipment Corporation Share Incentive Plan by the following vote:

Votes For	Votes Against	Votes Abstained
1,604,135	625,392	45,664

(v)           The Company’s shareholders approved a non-binding advisory resolution supporting the compensation of the Company’s named executive officers by the following vote:

Votes For	Votes Against	Votes Abstained
1,990,896	235,771	48,524

(vi)           The Company’s shareholders approved a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation by the following vote:

Number of Votes Cast In Favor of Three Years	Number of Votes Cast In Favor of Two Years	Number of Votes Cast In Favor of One Year	Number of Votes Abstained
1,322,203	76,695	834,455	41,838

Item 9.01                      Financial Statements and Exhibits.

Exhibit No. Description

3.1              Certificate of Amendment to the Articles of Incorporation dated December 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVD EQUIPMENT CORPORATION
Date: December 14, 2016	/s/ Leonard A. Rosenbaum
Name: Leonard A. Rosenbaum
Title: Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)